Oaktree Funds
Oaktree High Yield Bond Fund

Supplement dated August 10, 2018 to the Summary Prospectus dated April 5, 2018, the Prospectus dated February 28, 2018, and the Statement of Additional Information dated February 28, 2018, each as supplemented to date

On August 10, 2018, considering the small size of the Oaktree High Yield Bond Fund (the “Fund”), the recommendation of the Fund’s investment adviser, Oaktree Capital Management, L.P., (the “Adviser”), and other relevant considerations, the Board of Trustees of Oaktree Funds (the “Trust”) approved a Plan of Liquidation for the Fund pursuant to which the Fund will be liquidated (the “Liquidation”) on or about the earlier of (i) September 10, 2018 and (ii) the date in which all shareholders that are not affiliated with the Adviser have redeemed their respective shares in the Fund (the “Liquidation Date”).  Shareholder approval of the Liquidation is not required.

Effective after market close on August 10, 2018, the Fund will be closed to all new investments and as such, will no longer accept any purchases or dividend or other automatic reinvestments into the Fund.

The Fund may depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective.  On the Liquidation Date, the Fund will liquidate and distribute pro rata to the shareholders of record as of the close of business on the Liquidation Date such shareholders’ proportionate interest in all of the net assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund.  Checks will be issued to all shareholders of record as of the close of business on the Liquidation Date.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus prior to the Liquidation Date.

If the redeemed shares are held in a qualified retirement account, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  If, for example, you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-855-OAK-FUND (855-625-3863) prior to September 10, 2018 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by the Liquidation Date, your shares will be redeemed on the Liquidation Date, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

The Adviser will bear all expenses of the Liquidation to the extent such expenses are not part of the Fund’s normal and customary fees and operating expenses; however, the Fund and its shareholders will bear transaction costs and tax consequences associated with turnover of the Fund’s portfolio in anticipation of the Liquidation.

Please contact the Fund at 1-855-OAK-FUND (855-625-3863) if you have any questions.

Please retain this Supplement for future reference.